




Sino Agro Food
SIAFCHINA

GREEN & NATURAL AGRICULTURE FOR THE 21ST CENTURY

June 2011 – 2012
Investor Presentation

Important Legal Information

Safe Harbor for Forward-Looking Statements A number of statements being made today will be forward-looking in nature. Such statements are only predictions, and actual events or results may differ materially as a result of risks we face, including those discussed in our SEC filings. We encourage you to review the summary of these risks contained in Item 1A. to our most recently amended Registration Statement on Form 10, as filed with the SEC on July 6, 2011. The Company does not assume any obligation to revise or update these forward-looking statements to reflect subsequent events or circumstances.

Information conveyed to the public today contains "forward looking statements" within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21B of the Securities Exchange Act of 1934. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact may be forward looking statements. Forward looking statements are based on expectations, estimates, and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated. Forward looking statements in this action may be identified through use of words such as projects, "foresee," "expects," "will," "anticipates," "estimates," "believes," "understands," or that by statements indicating certain actions may, "could," or "might" occur. Please understand there is no guarantee past performance will be indicative of future results.

Not a Broker/Dealer or Financial Advisor Sino Agro Food, Inc. is not a Registered Broker/Dealer or a Financial Advisor, nor does it hold itself out to be a Registered Broker/Dealer or Financial Advisor. All material and information conveyed in this presentation, on the Company's website or other media is not to be regarded as investment advice and is only for informative purposes. Conference participants should verify all claims and conduct their own due diligence before investing in Sino Agro Food, Inc. Investing in small-cap, micro cap and penny stock securities is speculative and carries a high degree of risk.

No Offer of Securities None of the information featured in this presentation constitutes an offer or solicitation to purchase or to sell any securities of Sino Agro Food, Inc.

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events, performance and results of operations, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks contained in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Sino Agro Food
SIAFCHINA

COMPANY OVERVIEW

A leading developer of modern commercial beef, fish and agricultural projects in China

"A Power" technology, innovative patented and licensed technologies in feedstock, fertilizer and aquaculture

100% organic operations for a cleaner environment and safer product

Fully scalable business model with high growth potential including under developed beef markets

Partnered with major state owned agricultural operations

Strong Corporate Social Responsibility through use of farmer cooperatives by providing education and training

Financial Overview


US$ Millions
Revenue
Net Income
$16.2
$8.4
$21.7
$9.0
$40.6
$12.7
$57.7
$30.6
2008
2009
2010
2011*
* Pro Forma

Stock Summary Ticker: SIAF

• Current Price (Sept 29, 2011)	$0.76
• 52 Week Range	$0.45 - $1.80
• Average Volume (3 Months)	169,984
• Shares Outstanding	62.89M
• Float	42.09M
• Market Cap	$47.79M
•Book Value	$1.72

Sino Agro Food
SIAFCHINA

KEY INVESTMENT HIGHLIGHTS



High growth potential due to a growing middle class in China with higher demands for food quality

Proven modern technologies used in creating commercial operations in key growth industries such as beef and fish



Largest consultancy and operational footprint of modern Recirculating Aquaculture System projects in China

Strong local Government backing and support for farming cooperatives including subsidies and grants for development



Excellent track record of operating performance and revenue growth

Highly experienced management team

Sino Agro Food
SIAFCHINA

CURRENT BUSINESS SEGMENTS









Farm Services
4%
Feedstock
2%
Fishery
Services
24%
Produce
11%
Fertilizer
17%
Fish/Prawn
Sales
25%
Beef/Lamb
Sales
17%

Sino Agro Food
SIAFCHINA

LOCATION AND GEOGRAPHIC STRATEGY


FARMING COOPERATIVES and JOINT VENTURES
Modernizing Agriculture in China through the use of Farmer Cooperatives, education and training
A POWER MODEL FARMS
Livestock Farming, Fertilizer, Feedstock
Qinghai SanJiang A Power Agriculture Co. Ltd.
Livestock Farming, Fertilizer, Feedstock
LinLi A Power Agriculture Co. Ltd.
Sino Agro Food Corporate HQ
Fish, Prawn, Produce and Livestock Farming
Enping City Bi Tao A Power Prawn Culture Development Co. Ltd.
Jiang Men City Hang Sheng Tai Agriculture Development Co. Ltd.
Enping City Bi Tao A Power Fishery Development Co. Ltd.
Enping City A Power Cattle Farm Co. Ltd.

Sino Agro Food
SIAFCHINA

BUSINESS SUMMARY

The key to the Company's success lies in its strategic use of farmer cooperatives. With the assistance and cooperation of local governments, the Company is able to combine local area farmers into cooperatively producing communities

Once these Co-op's are formed, the Company develops the infrastructure, provides the education and training to bring what was once small individual farms and communities into commercial scale operations.

Over the past two years the Company has been working to establish demonstration facilities in three provinces in China. These demonstration facilities serve as the backbone of the Company's expansion efforts in attracting other local governments.


Getting Started
Working with local Government and local Farmers to form Agricultural Cooperatives
Agriculture Development
Building modern commercial farming infrastructure
Synergy between Co-op's
Utilizing the Company's marketing and distribution network to bring products to market
Training for the Future
Providing the training and management needed to succeed
Jobs and Food
Providing better paying jobs, growing the economy and providing quality food products to the masses

Sino Agro Food
SIAFCHINA

FISHERY OPERATIONS



Capital Award Inc., a subsidiary Company, is currently engaged in modern fishery project management and consultancy services in China. The Company provides consulting and management services to fish farms that are adopting the "A Power Technology".



A-Power Technology ("APT") is an engineered, self-contained water treatment and re-circulating aquaculture system ("RAS") for the growing of aquatic animals on a commercial scale. In an APT designed fish growing system, fish produced are free from diseases and pollution commonly associated with other outdoor aquaculture methods.



These ideal growing conditions enable improved productivity, mortality rates of less than 8% and feed-to-fish conversion ratio of 1:1 for pallet feed and 2:1 for non pallet feed. The system is housed on land in an enclosed environment under fully controlled conditions, and by avoiding contact with any outdoor contamination and using treated water, APT RAS produces healthy farmed fish guaranteed free of antibiotics and other pollutants that are acceptable for export markets.








C2

Sino Agro Food
SIAFCHINA

FISHERY OPERATIONS contd.

Comparison Between APT Farm Operation and Traditional Chinese Fish Farming

Items of Comparison	APT Farms	Conventional Farms
Surface area measured for productivity	25 tons per year per 72 ml	0.5 tons per year per 660ml
Water capacity measured for productivity	25 tons per year per 100 mi	0.5 tons per year per 1320mi
Labor content	One worker per 50 tons per year	One worker per 6 tons per year
Water usage	Minimal	100% Changed every year
Energy requirement	2.5% cost of production	No specified records
Quality standard	Can be organic or non-organic.	No consistency
Harvesting	All year round	Once or twice annually
Subjecting to seasonal variation	No	Yes
Subjecting to external predators and diseases	No	Yes
Usage of antibiotics and chemicals	No	Yes
Averaged mortality rate for the Grow-out	8% or less	Above 25%
Average of feed to fish conversion rate	2 to 1	4.5 to 1

Sino Agro Food
SIAFCHINA

LIVESTOCK OPERATIONS

The Company holds patents for a modern livestock feed manufacturing process and produces its own blends of enzymes for both fertilizer and feedstock production for various climates within China. These technologies combined with farm services make up the core of the Company's livestock operations. The Company through its joint venture agreements also receives a percentage of beef sales produced by operations.



The Company is nearing completion of its first major demonstration cattle farm in HaungYuan that will be used as the model farm for its expansion efforts. Once complete, the Company will begin marketing to government officials and investors from surrounding districts to build additional farms.



Using the Company's modern farming methods and feedstock have yielded above average results, reducing fattening time and producing the highest quality aromatic beef. The Company intends to become one of the highest quality producers of organic beef to meet the demand of a growing affluent middle class in China.


公司大门







Sino Agro Food
SIAFCHINA

ORGANIC FERTILIZER AND FEED STOCK

Tri-way, a Company subsidiary, owns a patented Stock Feed Manufacturing Technology for the manufacturing of livestock feed designed for the consumption of beef cattle, cows, sheep and other animals. Raw materials used consist of crop wastes as well as locally grown and available wild wheat, wild wheat sterns, wild peas with sterns and leaves, and selective pastures grown in the wild. These raw materials are finely cut and put through a number of proprietary aging and fermentation processes which yield highly nutritional feed. The feedstock is then packed and sealed in air-tight and weather proof packaging ready for storage. The Company's feedstock has been shown to speed fattening and provide more nutrition over competing brands.

SanJiang A Power, a Company subsidiary, has also completed the development of manufacturing plants and facilities for bio-organic fertilizer production. Energy usage and production time have been decreased by some 300% over traditional methods using the Company's facilities and technologies. The bio-organic fertilizer produced is designed to revitalize and improve the soil by eliminating toxic fat and chemicals while increasing the growth of micro-organisms and nutrients needed for healthy plant growth.













Sino Agro Food
SIAFCHINA

VEGETABLE FARMING

The Company currently maintains over 182 acres of land for the purpose of cultivating Hylocereus Undatus, also known as “Dragon Fruit”. The Company sells both fresh and dried products as well as various valued added products. The Company currently sells its value added products as “Steamed and dried flowers,” “Naturally dried flowers,” and “Favorite dried flowers.”



The Company has facilities to dry, store and package up to five metric tons of fresh produce per day. The wholesale prices for dried Hylocereus Undatus have risen from an average price of U.S. $4.68 per kilogram in 2007 to U.S. $5.85 per kilogram in 2008. In 2009, our average selling price was at U.S. $7.06 per kilogram. At December 31, 2010, the average wholesale price was recorded at US$7.23 per kilogram.



On February 22, 2011, the Company purchased 57 acres to develop an Asparagus farm as an alternative cash crop to the Hylocereus Undatus and to utilize the same value added processing facilities that the Company uses for its Hylocereus Undatus operations. This will allow the Company to make use of its processing facilities year round due to the different harvesting periods.









Sino Agro Food
SIAFCHINA

EXPERIENCED MANAGMENT



Mr. Lee Yip Kun Solomon has been a Director and our Chief Executive Officer since August 2007. From March 2004 to date he has been Group Managing Director of Capital Award Inc. Since May, 1993, he has been the CEO of Irama Edaran Sdn. Bhd. (Malaysia), a modern fishery developer. There was no formal relationship between Sino Agro Food and Irama Edaran. He received a B.A. Major in Accounting and Economics from Monash University, Australia in July 1972. As a member of the board, Mr. Solomon contributes his knowledge of the company and a deep understanding of all aspects of our business, products and markets, as well substantial experience developing corporate strategy, assessing emerging industry trends, and business operations.



Mr. Tan Paoy Teik has been a Director and our Chief Marketing Officer since August 2007. Since July, 2005, he has been Group Managing Director of Milux Corporation Bhd. (Malaysia), a manufacturer of home and gas appliances. He received an MBA from South Pacific University in 2005. Mr. Tan is currently the Managing Director of Milux Corporation Bhd, as such, he is spending half of his working time between Milux and our company. As a member of the board, Mr. Tan contributes his knowledge of the company and a deep understanding of all aspects of our business, products and markets, as well substantial experience developing corporate strategy, assessing emerging industry trends, and business operations.



Mr. Chen Bor Hann has been Director and Secretary since August 2007. Since March, 2004, he has been Director and Business Development Manager of Capital Award Inc. From September 1995 to March 2004, he was Fishery Supervisor of Irama Edaran Sdn. Bhd. (Malaysia). As a member of the board, Mr. Chen contributes his knowledge of the company and a deep understanding of all aspects of our business, products and markets, as well substantial experience developing corporate strategy, assessing emerging industry trends, and business operations.

Sino Agro Food
SIAFCHINA

ROBUST REVENUE GROWTH



Revenue in US$ Millions
5 YEAR CAGR 29%
$16.2
$16.2
$21.7
$40.6
$57.7
2007
2008
2009
2010
2011*

* Pro Forma

Sino Agro Food
SIAFCHINA

STRONG NET INCOME GROWTH



Net Income in US$ Millions
5 YEAR CAGR 55%
$3.4
$8.4
$9.0
$12.7
$30.6
2007
2008
2009
2010
2011*

* Pro Forma

Sino Agro Food
SIAFCHINA

GROSS AND NET PROFIT MARGINS


Gross Margin
Net Margin
75.6%
20.7%
50.9%
51.8%
56.8%
41.5%
55.3%
31.3%
55.4%
53.0%
2007
2008
2009
2010
2011*

* Pro Forma

Sino Agro Food
SIAFCHINA

BALANCE SHEET SUMMARY

	12/31/2010 (Audited)	6/30/2011 (Unaudited)
Cash and Equivalents	$3,890,026	$856,395
Inventories	$8,913,127	$1,865,460
Deposits and Prepaid Expenses	$14,229,711	$7,674,273
Accounts Receivable	$12,803,771	$12,815,904
Total Assets	$107,767,910	$113,836,906
Total Liabilities	$6,716,029	$5,697,725
Total Shareholders' Equity	$101,051,881	$108,139,182

Sino Agro Food
SIAFCHINA

MARKET OPPORTUNITIES



China's economy has consistently grown at a robust pace. This has not only created an affluent urban population, but a much larger and ever growing urban middle class. Combined, these two groups are increasingly demanding better products. Sino Agro Food's aim is to meet this demand by providing quality organic food products.



Beef markets in China are still relatively undeveloped. As incomes rise, demand for quality beef will rise. Sino Agro Food is aggressively developing commercial scale organic beef operations to meet this growing demand. Sino Agro Food is currently at the forefront of modern commercial beef farming in China.



The seafood industry in China is expected to increase by some 40% by 2020 according to a study by Glitnir Bank. Much of this seafood is grown under polluted conditions. Sino Agro Food uses modern aquaculture methods that produce seafood that is free from chemicals and pollution. The Company will market its fish as the healthy alternative to concerned consumers.

Sino Agro Food
SIAFCHINA

BUSINESS OUTLOOK

- By mid 2012 the Company expects to have 4 “A Power” RAS farms producing well over 2,000 metric tons of seafood annually. Making it the largest RAS operation in all of China.

- Expand the HaungYaun projects cold weather cattle houses from 7 to 29 by mid 2012.

- Begin construction on an Enzyme manufacturing plant and a Mash Gas station at its HaungYaun facility.

- Build a new drying and processing facility adjacent to its HU and Asparagus plantations to increase productivity.

- By mid 2012 the Company expects to begin launching its own branded retail outlet centers to bring the products produced by the farmer Co-op’s direct to consumers.

- Begin building its own chains of restaurants as well as provide products to existing fine dining establishments.

Sino Agro Food
SIAFCHINA

FY 2011 GUIDANCE

The Company is currently emerging from start-up and is entering a phase of expansion as well as improving Corporate governance and transparency. The Company recently completed its registration process with the U.S. Securities and Exchange Commission and is now a fully reporting Company.

Corporate Governance Guidance

- Form an independent board of directors, adopt a code of ethics, form an audit committee and begin preparing for an application to a senior exchange.

Financial Guidance for 2011

- Total revenue expected to increase to $57.7M
- Total net income expected to increase to $30.6M
- Earnings per share of $0.39 cents fully diluted
- Basic earnings per share of $0.43 cents

Sino Agro Food
SIAFCHINA

Sino Agro Food
SIAFCHINA

Room 3711, China Shine Plaza
No. 9 Lin He Xi Road
Tianhe County
Guangzhou City
P.R.C. 510610

Contact: info@sinoagrofood.com

Website: www.sinoagrofood.com

Company Video 2011
(link)